                                                                   Exhibit 10.72

[EXECUTION COPY]

================================================================================

                                   LIBBEY INC.

             WAIVER AND THIRD AMENDMENT TO PARENT GUARANTY AGREEMENT

                                       and

                      AMENDMENT TO NOTE PURCHASE AGREEMENT

                          DATED AS OF DECEMBER 29, 2005

Re:           Parent Guaranty Agreement dated as of March 31, 2003,
               Note Purchase Agreement dated as of March 31, 2003
                                       and
       $25,000,000 3.69% Senior Notes, Series 2003A-1, due March 31, 2008
       $55,000,000 5.08% Senior Notes, Series 2003A-2, due March 31, 2013
    $20,000,000 Floating Rate Senior Notes, Series 2003B, due March 31, 2010

================================================================================

                                   LIBBEY INC.

             WAIVER AND THIRD AMENDMENT TO PARENT GUARANTY AGREEMENT

                                      and

                      AMENDMENT TO NOTE PURCHASE AGREEMENT

                          DATED AS OF DECEMBER 29, 2005

Re:           Parent Guaranty Agreement dated as of March 31, 2003,
                Note Purchase Agreement dated as of March 31, 2003
                                       and
       $25,000,000 3.69% Senior Notes, Series 2003A-1, due March 31, 2008
       $55,000,000 5.08% Senior Notes, Series 2003A-2, due March 31, 2013
    $20,000,000 Floating Rate Senior Notes, Series 2003B, due March 31, 2010

To the institutional investors (the "Noteholders")
Named in Schedule I attached hereto

Ladies and Gentlemen:

     Reference is made to the Parent Guaranty Agreement dated as of March 31, 2003, as amended to date (the "Guaranty Agreement") between Libbey Inc., a Delaware corporation (the "Guarantor"), and each of the institutional investors party thereto, pursuant to which the Guarantor has guaranteed the obligations of Libbey Glass Inc., a Delaware corporation (the "Company"), under the Note Purchase Agreement dated as of March 31, 2003 (the "Note Purchase Agreement") between the Company and the institutional investors party thereto, under and pursuant to which the Company originally issued and sold its 3.69% Senior Notes, Series 2003A-1, due March 31, 2008 in an aggregate principal amount of $25,000,000 (the "Series A-1 Notes"), 5.08% Senior Notes, Series 2003A-2, due March 31, 2013 in an aggregate principal amount of $55,000,000 (the "Series A-2 Notes"), and Floating Rate Senior Notes, Series 2003B, due March 31, 2010 in an aggregate principal amount of $20,000,000 (the "Series 2003B Notes," and together with the Series A-1 Notes and the Series A-2 Notes, the "Notes"). Terms used but not otherwise defined herein shall have the same meaning as ascribed to such terms in the Guaranty Agreement.

     The Company and the Guarantor hereby agree with you in this Waiver and Third Amendment to Parent Guaranty Agreement and Amendment to Note Purchase Agreement (this or the "Agreement") as follows:

                                    ARTICLE 1

                                     WAIVER

     Section 1.1. Waiver of Section 5.1(a) (Limitation on Debt). Compliance by the Guarantor with Section 5.1(a) of the Guaranty Agreement is hereby waived for the period beginning September 30, 2005 and ending December 31, 2005, provided that the Consolidated Leverage Ratio for the period ending December 31, 2005 shall not exceed 4.5 to 1.00.

     Section 1.2. Limited Waiver; Reservation of Rights. The Guarantor acknowledges and agrees that the waiver granted in Section 1.1 is valid only for the specific purpose for which it is being given and shall not in any way obligate any Noteholder to agree to any additional waivers of the provisions of the Guaranty Agreement or the Note Purchase Agreement, and, except as so waived, shall not constitute or operate as a waiver of any Noteholder's rights under the Note Purchase Agreement to exercise remedies resulting from any Default or Event of Default which may now exist or which may occur in the future.

                                    ARTICLE 2

                      AMENDMENT OF NOTE PURCHASE AGREEMENT

     Section 2.1. Amendment of Notes (Form of Notes). From and after the date of this Agreement, automatically, and without further action on the part of either the Noteholders or the Company, the Notes shall be amended and restated in their entirety to read as set forth in Exhibits 1(a), 1(b) and 1(c) hereto. Accrued and unpaid interest outstanding in respect of any of the Notes as of the effective date shall be due and payable on the next succeeding interest payment date applicable to such amended and restated Notes. The term "Notes" as used herein and in the Note Purchase Agreement shall include each such amended and restated Note and any such notes issued in substitution therefore pursuant to
Section 13 of the Note Purchase Agreement.

     Section 2.2. Amendment of Section 8 (Prepayment of Notes). Section 8 of the Note Purchase Agreement shall be and is hereby amended by the addition thereto of a new Section 8.5 which shall read as follows:

               "Section 8.5. Additional Fee; Pro Rata Prepayments. (a) In the event the Notes shall not have been prepaid in full on or prior to May 31, 2006, on June 1, 2006, the Company shall pay to each Noteholder an amount equal to 25 basis points on the unpaid principal amount of each Note held by such Noteholder which shall remain outstanding on such date.

               (b) Notwithstanding anything to the contrary set forth in this
          Section 8, neither the Company nor any Note Party shall prepay any Note (other than at the stated maturity of such Note) unless such prepayment is made pro rata among all Notes then outstanding."

     Section 2.3. Amendment of Section 11(c) (Events of Default). Section 11(c) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

               "(c) the Company defaults in the performance of or compliance with any term contained in Sections 8.5 or 10.1 or the Parent Guarantor defaults in the performance of or compliance with any term contained in Sections 4.9, 4.10, 5.1, 5.2, 5.3, 5.4, 5.5 or 5.10 of
          the Parent Guaranty Agreement; or"

     Section 2.4. Amendment of Section 11(d) (Events of Default). Section 11(d) of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

               "(d) the Company defaults in the performance of or compliance with any term contained herein or any other Note Party defaults in the performance of or compliance with any term contained in any Note Document executed by such Note Party (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within thirty (30) days after the earlier of (i) a Senior Financial Officer obtaining actual knowledge of such default and (ii) the Company or the Parent Guarantor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or"

     Section 2.5. Amendment of Section 11(g) (Events of Default). Section 11(g) of the Note Purchase Agreement shall be and is hereby amended by the addition thereto of a new clause (iv) immediately following clause (iii) which shall read as follows:

     ", (iv) any Event of Default shall exist under the Bank Credit Agreement; or (v) any "Guarantor Event of Default" shall exist under the Guaranty executed by the Guarantor and the Company in connection with the Vitrocrisa Credit Agreement; or"

     Section 2.6. Amendment of Section 15.1 (Expenses). Section 15.1 of the Note Purchase Agreement shall be and is hereby amended by the addition of new paragraph which shall read as follows:

               "Without limiting the foregoing, the Company agrees to pay all reasonable fees of the Collateral Agent in connection with the preparation, execution and delivery of the Intercreditor Agreement and the Security Documents and the transactions contemplated thereby, including but not limited to reasonable attorneys fees and to pay to the Collateral Agent from time to time all reasonable fees, and expenses and such indemnities and other amounts as shall be required to be paid by the Company to the Collateral Agent in accordance with the terms of the Intercreditor Agreement and the Security Documents. The Company shall also pay the reasonable fees and expenses of Chapman and Cutler LLP in connection with the negotiation and review of the Security Documents and Intercreditor Agreement on behalf of the holders of the Notes and (ii) the reasonable out of pocket expenses of the Noteholders incurred in the course of negotiating the Intercreditor Agreement and the Security Documents."

     Section 2.7. Amendment of Schedule B (Definitions). Schedule B of the Note Purchase Agreement shall be and is hereby amended by amending the definitions hereinafter set forth in their entirety to read as follows:

               "Adjusted LIBOR Rate" for each Interest Period shall be a rate per annum equal to LIBOR for such Interest Period plus (i) 1.05% during the portion of any Interest Period ending on or prior to December 29, 2005, and (ii) 1.55% during all or any portion of any Interest Period after December 29, 2005; provided that such addition to LIBOR shall be 2.05% if the Consolidated Leverage Ratio was greater than 4.25 to 1 as of the last day of the most recently ended fiscal quarter (beginning with the fiscal quarter ending December 31, 2005) provided further that such addition to LIBOR shall be decreased to 1.55% if the Leverage Ratio is equal to or less than 4.25 to 1 as of the last day of any subsequent fiscal quarter. Any increase or decrease in the addition to LIBOR shall be in effect from and including the fifth Business Day following the date on which the Compliance Certificate is delivered to the Noteholders for the immediately preceding fiscal quarter of the Guarantor and based upon the Leverage Ratio as set forth in such Compliance Certificate. In the event no Compliance Certificate shall be delivered on or prior to the date such Compliance Certificate is required to be delivered to the Noteholders in accordance with Section 3.2(a) of the Guaranty Agreement then until such time as the applicable Compliance Certificate is delivered, the addition to LIBOR shall be 2.05% from the fifth Business Day after any holder gives notice to the Guarantor that it has not received such Compliance Certificate by the due date. Except for adjustments in the addition to LIBOR in respect of any fiscal quarter as provided in the preceding sentence, after December 29, 2005, the addition to LIBOR shall be 1.55%.

               "Default Rate" means with respect to the Notes of any Series, that rate of interest that is the greater of (i) 2% per annum above the applicable rate of interest required to be paid in accordance with clause (a) of the first paragraph of the Notes of such Series or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its "base" or "prime" rate."

     Section 2.8. Amendment of Schedule B (Definitions). Schedule B of the Note Purchase Agreement shall be and is hereby amended by the addition thereto of the following definitions which shall read as follows:

               "Compliance Certificate" means the certificate required to be delivered to the holders of the Notes by a Senior Financial Officer pursuant to Section 3.2(a) of the Parent Guaranty Agreement.

               "Series 2003 A-1 Applicable Rate" means the rate per annum equal to (i) 3.69% on or prior to December 29, 2005, and (ii) 4.19% after December 29, 2005; provided that the Series 2003 A-1 Applicable Rate shall be 4.69% if the Consolidated Leverage Ratio was greater than
          4.25 to 1 as of the last day of the most recently ended fiscal quarter (beginning with the fiscal quarter ending December 31, 2005) provided further that such Series 2003 A-1 Applicable Rate shall be decreased to 4.19% if the Leverage Ratio is equal to or less than 4.25 to 1 as of the last day of any subsequent fiscal quarter. Any increase or decrease in the Series 2003 A-1 Applicable Rate shall be in effect from and including the fifth Business Day following the date on which the Compliance Certificate is delivered to the Noteholders for the immediately preceding fiscal quarter of the Guarantor and based upon the Leverage Ratio as set forth in such Compliance Certificate. In the event no Compliance Certificate shall be delivered on or prior to the date such Compliance Certificate is required to be delivered to the Noteholders in accordance with Section 3.2(a) of the Guaranty Agreement then until such time as the applicable Compliance Certificate is delivered the Series 2003 A-1 Notes shall bear interest at the rate of 4.69% from the fifth Business Day after any holder gives notice to the Guarantor that it has not received such Compliance Certificate by the due date. Except for adjustments in the interest rate for the Series 2003 A-1 Notes in respect of any fiscal quarter as provided in the preceding sentence, after December 29, 2005, the interest rate borne by the Series 2003 A-1 Notes shall be 4.19% per annum.

               "Series 2003 A-2 Applicable Rate" means the rate per annum equal to (i) 5.08% on or prior to December 29, 2005, and (ii) 5.58% after December 29, 2005; provided that the Series 2003 A-2 Applicable Rate shall be 6.08% if the Consolidated

          Leverage Ratio was greater than 4.25 to 1 as of the last day of any fiscal quarter (beginning with the fiscal quarter ending December 31, 2005) provided further that such Series 2003A-2 Applicable Rate shall be 5.58% if the Leverage Ratio is less than or equal to 4.25 to 1 as of the last day of any subsequent fiscal quarter. Any increase or decrease in the Series 2003A-2 Applicable Rate shall be in effect from and including the fifth Business Day following the date on which the Compliance Certificate is delivered to the Noteholders for the immediately preceding fiscal quarter of the Guarantor and based upon the Leverage Ratio as set forth in such Compliance Certificate. In the event no Compliance Certificate shall be delivered on or prior to the date such Compliance Certificate is required to be delivered to the Noteholders in accordance with Section 3.2(a) of the Guaranty Agreement then until such time as the applicable Compliance Certificate is delivered the Series 2003A-2 Notes shall bear interest at the rate of 6.08% from the fifth Business Day after any holder gives notice to the Guarantor that it has not received such Compliance Certificate by the due date. Except for adjustments in the interest rate for the Series 2003 A-2 Notes in respect of any fiscal quarter as provided in the preceding sentence, after December 29, 2005, the interest rate borne by the Series 2003 A-2 Notes shall be 5.58% per annum.

               "Third Amendment Agreement" means that certain Waiver and Third Amendment to Guaranty Agreement and Amendment to Note Purchase Agreement dated as of December 29, 2005 between the Guarantor, the Company and the Purchasers, in respect of this Agreement."

                                    ARTICLE 3

                         AMENDMENT OF GUARANTY AGREEMENT

     Section 3.1. Amendment of Section 3 (Information as to Guarantor). Section 3 of the Guaranty Agreement shall be and is hereby amended by the addition of new Sections 3.4, 3.5, 3.6, 3.7, and 3.8 which shall read as follows:

               "Section 3.4. Cash Flow Forecasts. After May 31, 2006, the Guarantor shall deliver to each Institutional Investor on the second Business Day of each week a 13-week rolling cash flow forecast in form reasonably acceptable to the Required Holders; and

               Section 3.5. Intercreditor Agreement. (i) Concurrently with the delivery to the Collateral Agent, the Guarantor shall deliver to each Institutional Investor copies of all notices, schedules, certificates and reports delivered to the Collateral Agent pursuant to or in connection with any Security Document or with respect to the Collateral, (ii) not less than 5 Business Days prior to execution thereof, a copy of (x) each proposed amendment to the Security Documents, (y) each document or agreement which, if executed and delivered would become an additional Security Document, (iii) promptly following execution thereof, one copy of each of the documents referred to in the preceding clause (ii), and (iv) such other items pertaining to the Collateral as may be required in accordance with the terms of the Security Documents.

               Section 3.6. Bank Credit Agreement. Concurrently with the delivery to the Administrative Agent, the Guarantor shall deliver to each Institutional Investor (i) copies of all financial and other information and certificates (including Compliance Certificates (as defined in the Bank Credit Agreement)) and reports delivered to the Administrative Agent pursuant to the Bank Credit Agreement or with respect to the Collateral, (ii) a summary of the material terms of any proposed amendment to the Bank Credit Agreement not later than the date a copy of such proposed amendment is delivered to the Lenders under the Bank Credit Agreement, and (iii) promptly following execution thereof, one copy of each of the documents referred to in the preceding clause (ii).

               Section 3.7. Status of Refinancing. During the last week of each month (beginning January, 2006) the Guarantor will hold a conference call during normal business hours with Noteholders which are Institutional Investors to discuss the status of the Guarantor's efforts to refinance the Notes.

               Section 3.8. Financial Advisor. In the event that the Notes have not been prepaid in full on or prior to May 31, 2006, the Noteholders shall engage Conway, Del Genio, Gries & Co. LLC, or another financial advisor selected by the Required Holders, to perform, inter alia, a detailed review of the Guarantor's business plan, financial statements, projections and strategies, such review to commence no later than June 9, 2006. No later than August 9, 2006 such financial advisor shall provide to the Noteholders a written report satisfactory in scope and detail to the Noteholders setting forth the results of such review. Such financial advisor shall also provide such other financial advisory services relating to the business and financial condition of the Note Parties and their Subsidiaries as shall be requested by the Noteholders and agreed between the Noteholders and such financial advisor. During the engagement of such financial advisor the Guarantor shall provide the financial advisor with such financial and other information (to the extent that such information is reasonably available or can be reasonably obtained by the Guarantor) regarding the Guarantor, its Subsidiaries, affiliates and investments as shall be reasonably requested by the financial advisor, including reasonable access to the books and records of the Guarantor, its Subsidiaries, affiliates and investments during normal business hours; provided that
          (i) in the case of commercially sensitive information (e.g. customer lists and channel of distribution information), no such information shall be furnished to the financial advisor unless the financial advisor shall have first agreed in writing with the Guarantor that only summaries created in consultation with the Company of such information shall be distributed to the Noteholders, (ii) no such financial and other information or access to books and records shall be furnished for stockholders of the Guarantor, and (iii) such financial information and access to the books and records of other affiliates and investments shall be furnished only to the extent permitted by any such affiliate or the terms of any instrument pursuant to which any such investment has been made; provided, further, that in the case of this clause (iii) the Company shall use commercially reasonable efforts to ensure that such information can be furnished to the financial advisor. During the engagement of such financial advisor, which shall continue for so long as the Required Holders shall deem appropriate, the Noteholders shall request the financial advisor to use its best efforts to coordinate its work with the work of any financial advisor retained by the Banks under the Bank Credit Agreement to avoid redundant work product. All fees (in an amount not to exceed $150,000 per month) and reasonable out of pocket expenses of the financial advisor retained pursuant to this Section
          3.8 shall be paid by the Guarantor or the Company."

     Section 3.2. Amendment of Section 4.6 (Designation of Subsidiaries).
Section 4.6 of the Guaranty Agreement shall be and is hereby amended by the addition of a new paragraph which shall read as follows:

               "Notwithstanding the foregoing, no direct or indirect Subsidiary of the Guarantor shall be designated or considered an Unrestricted Subsidiary without the consent of the Required Holders other than Unrestricted Subsidiaries as of December 29, 2005 (which Unrestricted Subsidiaries are Libbey Asia Limited and Libbey Glassware (China) Co., Ltd.)."

     Section 3.3. Amendment of Section 4 (Additional Covenants). Section 4 of the Guaranty Agreement shall be and is hereby amended by the addition of new Sections 4.9 and 4.10 to read as follows:

               "Section 4.9. Collateral. To secure full and complete payment and performance of the Notes, the Guarantor shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 4.9 (which, together with any other property and collateral which may now or hereafter secure the Notes or any part thereof, is sometimes herein called the "Collateral") as follows:

               (a) On or before January 31, 2006, the Guarantor will, and will cause each of the Company and the Subsidiary Guarantors to, grant to Collateral Agent, for the benefit of the Secured Parties, a first priority security interest in substantially all of its personal property, including but not limited to, accounts, chattel paper, instruments, documents, books, records, inventory, machinery, equipment, trademarks, patents, copyrights, other intellectual property, payment intangibles, other general intangibles, commercial tort claims, Equity Interests in its Subsidiaries (provided that not more than 65% of the Equity Interests of any Pledged Foreign Subsidiary shall be required to be subject to such security interest except as otherwise provided in the Security Agreement), other investment property and other personal property described in the Security Agreement, whether now owned or hereafter acquired, and all products and cash and noncash proceeds thereof, pursuant to the Security Agreement and the Security Documents, which shall be in form and substance reasonably satisfactory to the Required Holders.

               (b) On or before January 31, 2006, the Guarantor will, and will cause the Company and each Subsidiary Guarantor to deliver to the Administrative Agent certificates of insurance and endorsements to insurance policies naming the Collateral Agent as loss payee/mortgagee and/or additional insured, as applicable, with respect to all Collateral and as may be required by Section 4.2 of this Agreement (to the extent available) and the Security Documents.

               (c) On or before January 31, 2006, the Guarantor will, and will cause the Company and each Subsidiary Guarantor, to deliver to the Administrative Agent counterparts of the Intercreditor Agreement executed by the Note Parties, each of the Secured Parties and the Collateral Agent.

               (d) On or before March 31, 2006, the Guarantor will, and will cause the Company and each Subsidiary Guarantor to, grant to Collateral Agent, for the benefit of the Secured Parties, a first priority security interest in all of its Real Property pursuant to the Mortgages and other Security Documents related to the Mortgages and the Real Property, to include, without limitation, loan or mortgagee title commitments, flood certificates, and tax affidavits, together with payment of all related taxes and fees, all of which shall be in form and substance reasonably satisfactory to the Required Holders.

               (e) To the extent that the real property located at Dane, Wisconsin, owned in connection with Traex Company has not been sold on or before June 30, 2006, the Guarantor will, and will cause the Company and any applicable Subsidiary Guarantor, to grant a lien in such real property in the manner contemplated by Section 4.9(d) on or prior to July 15, 2006.

               (f) On or before January 31, 2006, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Note Party, all in form and substance reasonably satisfactory to the Required Holders, which establish the identity and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Note Documents to which such Note Party is a party.

               (g) On January 31, 2006, the Guarantor shall cause special counsel to the Guarantor to deliver to the Noteholders an opinion of counsel (which shall be in customary form) with respect to the Security Documents executed and delivered on or prior to January 31, 2005 together with such board resolutions, officer's certificates, corporate and other documents and opinions of counsel relative to such Security Documents as the Required Holders shall reasonably request. Upon the earlier of (x) May 31, 2006 or (y) as soon as practicable (but in no event more than thirty days) after the occurrence of an Event of Default the Guarantor shall deliver to the Noteholders an opinion of counsel in the applicable foreign jurisdiction (which shall be in customary form) with respect to Security Documents executed and delivered on or prior to such date which pertain to the Pledged Foreign Subsidiaries.

               (h) The Guarantor will, and will cause each of the Company and the Subsidiary Guarantors to execute and deliver and cause to be executed and delivered such further documents and instruments as the Required Holders reasonably deem necessary or desirable to evidence and perfect their Liens in the Collateral as set forth in the Security Documents.

               Section 4.10. Additional Subsidiaries. (a) At any time following January 31, 2006, within ten days after the time that any Person becomes a Domestic Subsidiary as a result of the creation of such Subsidiary, an Acquisition permitted by Section 5.9 of this Agreement or otherwise, (i) if such Domestic Subsidiary is a Restricted Material Subsidiary, it shall become a party to the Security Agreement to secure obligations held by the Secured Parties, pursuant to joinder agreements in form and substance satisfactory to the Required Holders,
          (ii) 100% of such Subsidiary's Equity Interests shall be pledged to secure the obligations held by the Secured Parties under the Security Documents, and (iii) the Noteholders shall receive such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Required Holders shall reasonably request in connection with the actions described in clauses (i) and (ii) above.

               (b) Within thirty days after the time that any Person becomes a Pledged Foreign Subsidiary as a result of the creation of such Subsidiary, an Acquisition permitted by Section 5.9 of this Agreement or otherwise, 65% of such Subsidiary's Equity Interests shall be pledged to secure the obligations held by the Secured Parties under the Security Documents. Subject to the limitations set forth in
          Section 4.9(g), the opinions and certificates required by Section 4.9(g) shall also be furnished to the Noteholders concurrently with such pledge."

     Section 3.4. Amendment of Section 5.1 (Limitation on Debt). Section 5.1 of the Guaranty Agreement shall be and is hereby amended in its entirety to read as follows:

               "Section 5.1. Limitation on Debt. (a) The Company will not at anytime permit the Leverage Ratio, to exceed the ratio set forth below opposite the applicable period:

      FISCAL QUARTER ENDING            RATIO
      ---------------------            -----
December 31, 2005                  4.50 to 1.00
January 1, 2006 to and including   4.85 to 1.00
September 30, 2006
October 1, 2006 to and including   4.00 to 1.00
December 31, 2006
January 1, 2007 and at all times   3.25 to 1.00
thereafter

               (b) From and after the date of the Third Amendment Agreement, the Guarantor and its Restricted Subsidiaries shall not incur any Debt (including Debt incurred or assumed in connection with any Acquisition) other than (i) Debt incurred under the Bank Credit Agreement not to exceed at any time $195,000,000 in an aggregate principal amount outstanding; provided that no more than $105,000,000 in aggregate principal amount shall be borrowed under the Bank Credit Agreement by Libbey Europe B.V., (ii) Debt of Libbey Europe B.V. and Royal Leerdam B.V. incurred pursuant to a Euro working capital facility not to exceed at any time 10,000,000 Euros in an aggregate principal amount outstanding, (iii) Debt of the Company incurred pursuant to a working capital facility not to exceed at any time $10,000,000 in an aggregate principal amount outstanding, (iv) a Guaranty of Debt of Libbey Glassware (China) Co., Ltd. relating to a construction facility not to exceed at any time $35,000,000 (or the equivalent amount in foreign currency) in an aggregate principal amount outstanding, (v) Intercompany Indebtedness; provided, that in the case of Intercompany Indebtedness consisting of a loan or advance to a Note Party, each such loan or advance shall be unsecured and shall be subordinated to the indefeasible payment in full of all of such Note Party's obligations pursuant to this Agreement and the other Note Documents, (vi) other Debt not to exceed at any time $1,000,000 in an aggregate amount outstanding and (vii) debt in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets in an aggregate principal amount at any one time outstanding not to exceed $10,000,000."

     Section 3.5. Amendment of Section 5.2 (Consolidated Interest Coverage Ratio). Section 5.2 of the Guaranty Agreement shall be and is hereby amended in its entirety to read as follows:

               "Section 5.2. Consolidated Interest Coverage Ratio. The Guarantor will not permit the Consolidated Interest Coverage Ratio to be less than 3.00 to 1.00 as of the end of the most recently ended fiscal quarter."

     Section 3.6. Amendment to Section 5.3 of Guaranty Agreement. Section 5.3 of the Guaranty Agreement shall be amended by (i) amending subparagraph (h) to add the parenthetical "(including the Liens of Capitalized Leases and Synthetic Lease Obligations)" immediately following the word "Lien" in the first line of such subparagraph (h), and (ii) adding the following proviso at the end of subparagraph (m) thereof and a new subparagraph (n) immediately following subparagraph (m):

          "provided, further, that (i) no Liens shall be created, incurred or assumed under this Section 5.3(m) if, at such time or after giving effect thereto, any Default or Event of Default shall have occurred and be continuing, and (ii) from the date of the Third Amendment, the Guarantor will not and will not permit any of its Restricted Subsidiaries to create, incur or assume any Liens under this subsection (m) securing Debt in excess of $1,000,000; and

               (n) the Liens of the Security Documents so long as the Notes shall be equally and ratably secured thereby and the Intercreditor Agreement shall be in full force and effect."

     Section 3.7. Amendment of Section 5.4 (Sale of Assets). Section 5.4 of the Guaranty Agreement shall be and is hereby amended in its entirety to read as follows:

               "Section 5.4. Sales of Assets. The Guarantor will not, and will not permit any Restricted Subsidiary to, make any Disposition or enter into any agreement to make any Disposition (other than agreements making the applicable Disposition subject to the prior payment in full of the Notes, together with the Make-Whole Amount, if any, or to being consented to by the Required Holders), except:

               (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

               (b) Dispositions of inventory in the ordinary course of business;

               (c) Dispositions of equipment or real property to the extent that such property is exchanged for credit against the purchase price of similar replacement property owned by the Guarantor or a Restricted Subsidiary;

               (d) Dispositions by the Guarantor and its Restricted Subsidiaries of property pursuant to sale-leaseback transactions; provided that (i) the aggregate Net Proceeds from all such sale and leaseback transactions shall not exceed $10,000,000 in any fiscal year, and (ii) to the extent that any such Net Proceeds shall be applied to reduce amounts outstanding under the Bank Credit Agreement, such amounts shall be shared with the Noteholders in the manner provided in the Intercreditor Agreement;

               (e) Dispositions permitted by Section 5.5 of this Agreement;

               (f) Dispositions by any Note Party to the Company or any Guarantor;

               (g) Dispositions of property from Restricted Subsidiaries that are not Note Parties to Restricted Subsidiaries which are not Guarantors and Dispositions of property by Restricted Subsidiaries which are not Guarantors to any Note Party;

               (h) Dispositions that are Investments or dividends or distributions which in each case are (i) in the ordinary course of business, (ii) consistent with past practice, and (iii) not prohibited by this Agreement;

               (i) Dispositions of the business presently conducted by the Traex Company; provided that to the extent that any such Net Proceeds shall be applied to reduce amounts outstanding under the Bank Credit Agreement, such amounts shall be shared with the Noteholders in the manner provided in the Intercreditor Agreement;

               (j) Dispositions of equipment by the Guarantor and its Restricted Subsidiaries to Libbey Glassware (China) Co., Ltd. in which no Net Proceeds are received by the Company or any Restricted Subsidiary; and

               (k) other Dispositions of property not otherwise permitted hereunder; provided that (i) the consideration received for such assets shall have a value at least equal to the fair market value of such assets, in each case as determined in good faith by the Guarantor or the applicable Restricted Subsidiary; and (ii) if either (x) the amounts of the Net Proceeds of such Dispositions in any fiscal year of the Guarantor exceeds $5,000,000 or (y) the sum of (A) Net Proceeds received pursuant to Dispositions permitted by clause (i) of this
          Section 5.4, (B) the fair market value of equipment transferred pursuant to clause (j) of this Section 504 and (C) the Net Proceeds received in any fiscal year pursuant to this clause (k) exceeds $40,000,000, then in the case of either (x) or (y), the Aggregate Commitments under the Bank Credit Agreement and the aggregate principal amount of the Notes shall be reduced as provided in the Intercreditor Agreement.

          Notwithstanding the foregoing, neither the Guarantor nor any Subsidiary will sell any Accounts Receivable, except for any such Accounts Receivable in respect of which the debtor is involved in insolvency proceedings, (or transfer or otherwise dispose of

          Accounts Receivable except in the ordinary course of business) or create any Receivables Subsidiary."

     Section 3.8. Amendment of Section 5 (Additional Covenants). Section 5 of the Guaranty Agreement shall be and is hereby amended by the addition of a new Sections 5.9 and 5.10 to read as follows:

               "Section 5.9. Acquisitions. The Company will not, nor will it suffer or permit any of its Subsidiaries to, make any Acquisition unless, after giving effect to such Acquisition (the "subject Acquisition"), all of the following requirements are satisfied: (i) such Acquisitions are undertaken in accordance with all applicable laws, (ii) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained, (iii) the Guarantor provides the Noteholders with a certificate at least five days prior to the consummation of such Acquisition evidencing that, after giving effect to such Acquisition, the Guarantor is in compliance with Section 5.1 and 5.2 (as determined on a Pro Forma Basis as of the last day of the preceding fiscal quarter), (iv) after giving effect to such Acquisition, the Guarantor and its Restricted Subsidiaries remain in compliance with Section 5.7, and (v) such Investments (not including the Acquisition of Crisal-Cristalaria Automatica, S.A. and Vitrocrisa Holding S. de R.L. de C.V.) shall not exceed $5,000,000 in the aggregate over the term of this Agreement.

               Section 5.1O. Bank Credit Agreement. The Guarantor will cause the Company to at all times keep in full force and effect the Bank Credit Agreement and cause the outstanding Commitments thereunder to aggregate $195,000,000 less any reductions in such Commitments resulting from the application of proceeds of Collateral in accordance with the Intercreditor Agreement."

     Section 3.9. Amendment of Exhibit A (Definitions). Exhibit A of the Guaranty Agreement shall be and is hereby amended by the addition thereto of the following definitions which shall read as follows:

               "Accounts Receivable" means presently existing and hereafter arising or acquired accounts receivable, general intangibles, choses in action and other forms of obligations and receivables relating in any way to Inventory or arising from the sale of Inventory or the rendering of services or howsoever otherwise arising, and, with respect to any of the foregoing receivables or obligations, (a) all of the interest of the Guarantor or any of its Subsidiaries in the goods (including returned goods) the sale of which gave rise to such receivable or obligation after the passage of title thereto to any obligor, (b) all other Liens and property subject thereto from time to time purporting to secure payment of such receivables or obligations, (c) all guarantees, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such receivables or obligations, and (d) all records relating to any of the foregoing and all proceeds and products of any of the foregoing.

               "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by the Guarantor or a Subsidiary of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition by the Guarantor or a Subsidiary of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person (other than a Person already a Subsidiary), or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination by the Company or a Subsidiary with another Person (other than a Person that is the Guarantor or a Subsidiary), provided that the Company or such Subsidiary is the surviving entity.

               "Administrative Agent" means Bank of America; N.A. in its capacity as administrative agent under any of the Loan Documents, (as defined in the Bank Credit Agreement) or any permitted successor administrative agent.

               "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

               "Cash Management Obligations" means, with respect to any Lender, any obligations owed to such Lender by the Company or any of its Subsidiaries which arise as a direct result of the deposit, collection and other cash management, treasury or deposit services provided by such Lender to the Company or any such Subsidiary, including without limitation all of the obligations of the Company or any of its Subsidiaries to such Lender for overdrafts, for returned checks and other returned items and for credit extended under, or as a result of, cash management, treasury and deposit agreements.

               "Collateral" has the meaning specified in Section 4.9 of this Agreement.

               "Collateral Agent" means Bank of America, N.A. in its capacity as collateral agent for the Secured Parties, or any permitted successor collateral agent.

               "Commitment" or "Aggregate Commitments" shall have the meaning set forth in the Bank Credit Agreement as in effect on the date hereof.

               "Disposition" or "Dispose" means the sale, assignment, exclusive (in all jurisdictions) licensing or other transfer (including any sale and leaseback transaction but excluding any ordinary course licensing arrangement and excluding the sale of environmental credits to the extent the amount of proceeds therefrom does not exceed $3,000,000 in the aggregate in any fiscal year of the Guarantor) of any property by any Person, including any sale, assignment or other transfer, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

               "Domestic Subsidiary" means a Subsidiary of the Guarantor which is organized under the laws of the United States or any political subdivision thereof.

               "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

               "Foreign Subsidiary" means a Restricted Subsidiary of the Guarantor which is not a Domestic Subsidiary.

               "Indebtedness" means, as to any Person at a particular time, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                    (a) all obligations of such Person for borrowed money and
               all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                    (b) all direct or contingent obligations of such Person
               arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                    (c) all obligations of such Person to pay the deferred
               purchase price of property or services payable more than six months after incurrence of the obligation (other than trade accounts payable in the ordinary course of business and contingent earn-outs payable with respect to Acquisitions otherwise permitted hereunder);

                    (d) indebtedness (excluding prepaid interest thereon)
               secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                    (e) capital leases to the extent classified as a liability on the balance sheet in accordance with GAAP and Synthetic Lease Obligations; and

                    (f) all Guaranties of such Person in respect of any of the foregoing.

               For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or Joint Venture (other than a Joint Venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (subject only to customary exceptions) but only to the extent such Person is liable therefor. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

               "Intercompany Indebtedness" means Indebtedness of (i) any Note Party to any other Note Party, (ii) any Note Party to a Foreign Subsidiary (other than Libbey Canada); and (iii) any Foreign Restricted Subsidiary to another Foreign Restricted Subsidiary (other than Libbey Canada).

               "Intercreditor Agreement" means that certain Intercreditor and Collateral Agency Agreement to be executed among the Administrative Agent, the Lenders, the Collateral Agent, the Noteholders, and the Victrocrisa Lenders and consented and agreed by the Guarantor and the other Note Parties, as the same may be amended, modified, restated, supplemented or replaced from time to time which agreement shall among other things provide limitations on the obligations secured by the Collateral and for the sharing of proceeds from the sale or disposition of the assets of the Guarantor and its Restricted Subsidiaries (whether or not at the time subject to the Lien of the Security Documents) in a manner reasonably acceptable to the Noteholders.

               "Investment" means, as to any Person, any acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or Joint Venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of related transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested by a Person minus cash dividends, other cash returns and the fair market value of other distributions received by such Person on or with respect to such Investment net of taxes associated with such dividends and returns without adjustment for subsequent increases or decreases in the value of such Investment.

               "Joint Venture" means a corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) which is not a Subsidiary and which is now existing or hereafter formed by the Guarantor or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

               "Mortgage" means any mortgage, deed of trust, deed to secure, or similar instrument under which a Lien may be granted against real property, duly executed by the Guarantor, the Company or one of the Subsidiary Guarantors covering the Real Property, appropriately conformed to the particular requirements of each applicable jurisdiction where such Real Property is located and in form and substance reasonably satisfactory to the Required Holders.

               "Net Proceeds" means, as to any Disposition by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such Disposition excluding amounts payable to such Person or any Affiliate of such Person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition.

               "Note Documents" means this Agreement, the Note Purchase Agreement, the Security Documents (once entered into), each Note, each Compliance Certificate and the Subsidiary Guaranties, including all amendments, restatements, replacements, modifications, increases, extensions, ratifications, joinders, and supplements to the foregoing.

               "Noteholders" means, collectively, each of the purchasers party to the Note Purchase Agreement, including their permitted successors and assigns.

               "Note Parties" means, collectively, the Company and each Guarantor.

               "Permitted Cost Savings" means, with respect to the determination of Consolidated Net Income on a Pro Forma Basis, such cost savings as would be permitted pursuant to Rule 11.02 of Regulation S-X, based on the Guarantor's management's good faith estimate and as reviewed by certified public accountants.

               "Pledged Foreign Subsidiary" means each, and "Pledged Foreign Subsidiaries" means all, Subsidiaries of the Company that are owned directly by the Company or the Guarantor or a Subsidiary Guarantor which are organized under the laws of a jurisdiction other than the United States of America or any state or commonwealth thereof.

               "Pro Forma Basis" means, (a) with respect to the preparation of pro forma financial statements for the purpose of the adjustment to Consolidated EBITDA relating to any Acquisition and for any other purpose related to any Acquisition, a pro forma on the basis that (i) any Indebtedness incurred or assumed in connection with such Acquisition was incurred or assumed on the first day of the applicable period, (ii) if such Indebtedness bears a floating interest rate, such interest shall be paid over the pro forma period either at the rate in effect on the date of such Acquisition or the applicable rate experienced over the period, and (iii) all income and expense associated with the assets or entity acquired in connection with such Acquisition for the most recently ended four fiscal quarter period for which such income and expense amounts are available shall be treated as being earned or incurred by Guarantor and its Restricted Subsidiaries on a pro forma basis for the portion of the applicable period occurring prior to the date such Acquisition has occurred without giving effect to any cost savings other than Permitted Cost Savings; provided, however, that with respect to the amount of any Permitted Cost Savings, 100% of such amount may be used in the first fiscal quarter ending after the date the applicable Acquisition was consummated, 75% of such amount may be used in the second fiscal quarter ending after the date the applicable Acquisition was consummated, 50% of such amount may be used in the third fiscal quarter ending after the date the applicable Acquisition was consummated, and 25% of such amount may be used in the fourth fiscal quarter ending after the date the applicable Acquisition was consummated; and (b) with respect to the preparation of pro forma financial statements for purpose of the permitted adjustment to Consolidated EBITDA relating to any Disposition and for any other purpose related to any Disposition, a pro forma on the basis that (i) any Indebtedness prepaid out of the proceeds of such Disposition shall be deemed to have been prepaid as of the first day of the applicable period, and (ii) all income and expense (other than such expenses as the Guarantor, in good faith, estimates will not be reduced or eliminated as a consequence of such Disposition) associated with the assets or entity disposed of in connection with such Disposition shall be deemed to have been eliminated as of the first day of the applicable period.

               "Real Property" means the real property located in the United States and owned by the Guarantor, the Company or the Subsidiary Guarantors as described in Schedule 1 to the Third Amendment Agreement.

               "Restricted Material Subsidiary" means (a) any Domestic Subsidiary and (b) any Foreign Subsidiary, in each case, whose (i) assets have a book value of at least $2,000,000 or (ii) annual revenues exceed $10,000,000 for the most recently completed four fiscal quarters of the Guarantor and which are not Unrestricted Subsidiaries as of December 29, 2005.

               "Secured Party" means each of, and "Secured Parties" means all of, (a) the Collateral Agent, (b) the Administrative Agent, (c) the Lenders, (d) any Affiliate of a Lender that has Cash Management Obligations or that is a party to a Swap Contract with the Company or any Subsidiary, provided such Lender was a party to the Bank Credit Agreement at the time such Cash Management Obligations were incurred or such Swap Contract was entered into, (e) the Swing Line Lender (as defined in the Bank Credit Agreement), (f) the Noteholders, (g) the Vitrocrisa Lenders, and (h) each financial institution or other entity that hereafter becomes a "Secured Party" for purposes of the Intercreditor Agreement; ; provided that each party shall be a Secured Party only to the extent set forth in and subject to the limitations set forth in the Intercreditor Agreement.

               "Security Agreement" means the Security Agreement to be executed by the Guarantor, the Company and the Subsidiary Guarantors in favor of Collateral Agent for the benefit of the Secured Parties, and in form and substance reasonably acceptable to the Required Holders, as the same may be amended, supplemented, restated, replaced, or modified from time to time.

               "Security Documents" means, collectively, any security agreement, including without limitation the Security Agreement, any pledge agreement, any mortgage or deed of trust including without limitation the Mortgages, any assignment and endorsement of insurance, or any other agreement, joinder, ratification, or document, together with all related financing statements and stock powers, executed and delivered in connection with this Agreement to create a Lien on any real or personal property in favor of Collateral Agent for the benefit of the Secured Parties, as the same may be amended, supplemented, replaced, modified and restated from time to time.

               "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

               "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

               "Third Amendment Agreement" means that certain Waiver and Third Amendment to Parent Guaranty Agreement and Amendment to Note Purchase Agreement dated as of December 29, 2005 between the Company and the Purchasers, in respect of this Agreement.

               "Vitrocrisa Credit Agreement" means that certain Credit Agreement dated as of April 2, 2004, by and among Vitrocrisa Comercial, S. de R.L. de C.V., a corporation organized and existing under the laws of Mexico, Vitrocrisa, S. de R.L. de C.V., a corporation organized and existing under the laws of Mexico, the lenders and agents party thereto, as may be amended, restated, supplemented, modified or replaced from time to time.

               "Vitrocrisa Lenders" means, collectively, each of the Tranche B Lenders (as defined on the Vitrocrisa Credit Agreement) party to the Vitrocrisa Credit Agreement, including their permitted successors and assigns."

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     The Guarantor and the Company severally and jointly represent and warrant that as of the date hereof and after giving effect hereto:

          (a) The execution and delivery of this Agreement by the Guarantor and the Company and compliance by the Guarantor and the Company with all of the provisions of the Guaranty Agreement, the Note Purchase Agreement and the Notes as amended by this Agreement --

               (i) are within the corporate power and authority of the Guarantor and the Company; and

               (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the certificate of incorporation or by-laws of the Guarantor or the Company, or any indenture or other material agreement or instrument to which the Guarantor or the Company is party or by which the Guarantor or the Company may be bound or (other than Liens created by the Security Documents) result in the imposition of any Liens or encumbrances on any property of the Guarantor or the Company.

          (b) The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Guarantor and the Company; and this Agreement has been duly executed and delivered by the Guarantor and the Company, and the Guaranty Agreement, the Note Purchase Agreement and the Notes, in each case as amended by this Agreement, constitute the legal, valid and binding obligations, contracts and agreements of the Guarantor and the Company, as the case may be, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          (c) Upon the effectiveness of this Agreement and that certain Amendment No. 3 and Waiver to Credit Agreement, dated as of December 29, 2005 (the "Credit Agreement Waiver"), in respect of the Credit Agreement dated as of June 24, 2004 (as amended, modified or waived as of the date hereof, the "Bank Credit Agreement") by and among the Company, Libbey Europe B.V. and the banks and financial institutions named therein, no Default or Event of Default exists or shall be continuing under the Guaranty Agreement or the Note Purchase Agreement.

          (d) Neither the Guarantor nor any Subsidiary has paid any fee or other consideration or remuneration to any Lender (as defined in the Bank Credit Agreement), in its capacity as such, or to any Noteholder, in its capacity as such, in connection with the execution and delivery of the Credit Agreement Waiver or this Agreement except (i) a fee equal to .25% of the commitment amount of each Lender party to the Credit Agreement Waiver, and (ii) the fee referenced in Section 5.4 of this Agreement.

                                    ARTICLE 5

                                 MISCELLANEOUS

     Section 5.1. References to Agreements. References in the Guaranty Agreement or the Note Purchase Agreement or in any Note, certificate, instrument or other document delivered in connection with or in respect of the Guaranty Agreement or the Note Purchase Agreement shall be deemed to be references to the Guaranty Agreement and Note Purchase Agreement as heretofore and hereby amended without making specific reference to this Agreement.

     Section 5.2. Effect of Waiver; Reaffirmation of Agreements. (a) Except as expressly set forth herein, the Guarantor agrees that the Guaranty Agreement and all other documents and agreements executed by the Guarantor in connection with the Guaranty Agreement in favor of the Noteholders are ratified and confirmed in all respects and continue unimpaired and shall remain in full force and effect.

     (b) Except as expressly set forth herein, the Company agrees that the Note Purchase Agreement and all other documents and agreements executed by the Company in connection with the Note Purchase Agreement in favor of the Noteholders are ratified and confirmed in all respects and continue unimpaired and shall remain in full force and effect.

     Section 5.3. Successors and Assigns. This Agreement shall be binding upon the Guarantor and the Company and their respective successors and assigns and shall inure to the benefit of the Noteholders and to the benefit of the Noteholders' successors and assigns, including each successive holder or holders of any Notes.

     Section 5.4. Requisite Approval; Expenses. This Amendment shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

          (a) the Guarantor, the Company and the Required Holders shall have executed this Agreement;

          (b) the Subsidiary Guarantors shall have executed and delivered an Acknowledgment and Consent in respect of this Agreement, in the form attached hereto as Exhibit A;

          (c) the Company shall have executed and delivered the Credit Agreement Amendment and such Credit Agreement Amendment shall be in all respects in form and substance satisfactory to the Noteholders;

          (d) the Guarantor, Company and the Subsidiary Guarantors shall have executed and delivered to the Noteholders a release of the Noteholders substantially in the form attached hereto as Exhibit B;

          (e) the Company shall have paid a fee to each Noteholder in an amount equal to 25 basis points on the principal amount of the Notes held by such Noteholder;

          (f) the Company shall have paid the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of such counsel rendered on or prior to the date of this Agreement; and

          (g) the Company shall have paid all reasonable out-of-pocket expenses incurred by each Conway, Del Genio, Gries & Co., LLC in connection with the consummation of the transactions contemplated by this Amendment which are reflected in statements of the financial advisor rendered on or prior to the date of this Amendment and the Company shall have executed and delivered the Financial Advisor Fee, Indemnification and Confidentiality Letter.

     Section 5.5. Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

     Section 5.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                   Remainder of Page Intentionally Left Blank

     IN WITNESS WHEREOF, the Company and the Guarantor have executed the foregoing Agreement as of the day and year first above written.

                                        LIBBEY GLASS INC.


                                        By /s/ Kenneth A. Boerger
                                           -------------------------------------
                                        Its VP and Treasurer


                                        LIBBEY INC.


                                        By /s/ Kenneth A. Boerger
                                           -------------------------------------
                                        Its VP and Treasurer

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

     The foregoing Agreement is accepted and agreed to as of the day and year first above written.

                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By /s/ Michael J. Kroeger
                                           -------------------------------------
                                        Name: Michael J. Kroeger
                                        Title: Managing Director


                                        GENERAL AMERICAN LIFE INSURANCE COMPANY

                                        By: Metropolitan Life Insurance Company,
                                            as Investment Manager


                                        By /s/ Michael J. Kroeger
                                           -------------------------------------
                                        Name: Michael J. Kroeger
                                        Title: Managing Director

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

     This Waiver and Third Amendment to Parent Guaranty Agreement is accepted and agreed to as of the day and year first above written.

                                        THE VARIABLE ANNUITY LIFE INSURANCE
                                        COMPANY
                                        AIG LIFE INSURANCE COMPANY
                                        SUNAMERICA LIFE INSURANCE COMPANY

                                        By: AIG Global Investment Corp.,
                                            investment adviser


                                        By /s/ Gerald F. Herman
                                           -------------------------------------
                                        Name: Gerald F. Herman
                                        Title: Vice President

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

     The foregoing Agreement is accepted and agreed to as of the day and year first above written.

                                        BANC OF AMERICA SECURITIES LLC


                                        By /s/ John J. DeCoursey
                                           -------------------------------------
                                        Name: John J. DeCoursey
                                        Title: Principal

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

     The foregoing Agreement is accepted and agreed to as of the day and year first above written.

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY

                                        By: Babson Capital Management LLC, as
                                            Investment Adviser


                                        By /s/ Elisabeth A. Perenick
                                           -------------------------------------
                                        Name: Elisabeth A. Perenick
                                        Title: Managing Director


                                        C.M. LIFE INSURANCE COMPANY

                                        By: Babson Capital Management LLC, as
                                            Investment Sub-Adviser


                                        By /s/ Elisabeth A. Perenick
                                           -------------------------------------
                                        Name: Elisabeth A. Perenick
                                        Title: Managing Director


                                        MASSMUTUAL ASIA LIMITED

                                        By: Babson Capital Management LLC, as
                                            Investment Adviser


                                        BY /s/ Elisabeth A. Perenick
                                           -------------------------------------
                                        Name: Elisabeth A. Perenick
                                        Title: Managing Director

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

     The foregoing Agreement is accepted and agreed to as of the day and year first above written.

                                        NATIONWIDE LIFE INSURANCE COMPANY
                                        NATIONWIDE LIFE AND ANNUITY INSURANCE
                                           COMPANY
                                        NATIONWIDE MUTUAL FIRE INSURANCE
                                           COMPANY


                                        By /s/ Tom Leggett
                                           -------------------------------------
                                        Name: Tom Leggett
                                        Title: AVP

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

     The foregoing Agreement is accepted and agreed to as of the day and year first above written.

                                        GREAT-WEST LIFE & ANNUITY INSURANCE
                                        COMPANY


                                        By: /s/ Eve Hampton
                                            ------------------------------------
                                        Name: Eve Hampton
                                        Title: Vice President, Investments


                                        By: /s/ J. G. Lowery
                                            ------------------------------------
                                        Name: J. G. Lowery
                                        Title: Assistant Vice President,
                                               Investments

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

     The foregoing Agreement is accepted and agreed to as of the day and year first above written.

                                        MONUMENTAL LIFE INSURANCE COMPANY


                                        By /s/ Bill Henricksen
                                           -------------------------------------
                                        Name: Bill Henricksen
                                        Title: Vice President

                                                                     Libbey Inc.
                         Waiver and Third Amendment to Parent Guaranty Agreement

                                   NOTEHOLDERS

                                                SERIES OF      OUTSTANDING
             NAMES OF NOTEHOLDERS                 NOTES     PRINCIPAL AMOUNT
             --------------------               ---------   ----------------
METROPOLITAN LIFE INSURANCE COMPANY                A-1        $ 25,000,000
GENERAL AMERICAN LIFE INSURANCE COMPANY            A-2        $  4,000,000
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY        A-2        $  7,000,000
AIG LIFE INSURANCE COMPANY                         A-2        $  6,000,000
HARE & CO. (as Nominee for Banc of America         A-2        $  5,000,000
Securities LLC)
                                                              $  5,000,000
                                                              $  5,000,000
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY        A-2        $  3,550,000
                                                              $  2,200,000
                                                              $  1,250,000
                                                              $    750,000
                                                              $    350,000
C.M. LIFE INSURANCE COMPANY                        A-2        $  1,450,000
MASSMUTUAL ASIA LIMITED                            A-2        $    450,000
NATIONWIDE LIFE INSURANCE COMPANY                  A-2        $  4,000,000
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY      A-2        $  3,000,000
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY           A-2        $  2,000,000
GREAT WEST LIFE & ANNUITY INSURANCE COMPANY        A-2        $  4,000,000
SUNAMERICA LIFE INSURANCE COMPANY                   B         $  7,000,000
MONUMENTAL LIFE INSURANCE COMPANY                   B         $ 13,000,000
                                                  TOTAL       $100,000,000

                                   SCHEDULE I
               (to Third Amendment to Parent Guaranty Agreement)

                           FORM OF SERIES 2003A-1 NOTE

                                LIBBEY GLASS INC.

                 Senior Notes, Series 2003A-1, due March 31, 2008

No. [________]                                                    March 31, 2003
$[___________]                                                   PPN 52989# AB 8

     FOR VALUE RECEIVED, the undersigned, LIBBEY GLASS INC. (herein called the "Company"), a Delaware corporation, hereby promises to pay to [______________], or registered assigns, the principal sum of [______________] DOLLARS on March 31, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series 2003A-1 Applicable Rate from the date hereof, payable semiannually, on the last day of each March and September in each year, commencing September 30, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Series 2003A-1 Applicable Rate or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 31, 2003 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in
Section 6 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

                                  EXHIBIT 1(a)
                          (to Note Purchase Agreement)
registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     Pursuant to Guaranty Agreements dated as of March 31, 2003, Libbey Inc., a Delaware corporation, and certain of its subsidiaries have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreements.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such State.

                                        LIBBEY GLASS INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    E-1(a)-2

                           FORM OF SERIES 2003A-2 NOTE

                               LIBBEY GLASS INC.

                Senior Notes, Series 2003A-2, due March 31, 2013

No. [___________________]                                         March 31, 2003
$[______________________]                                        PPN 52989# AC 6

     FOR VALUE RECEIVED, the undersigned, LIBBEY GLASS INC. (herein called the "Company"), a Delaware corporation, hereby promises to pay to [_______________], or registered assigns, the principal sum of [_______________] DOLLARS on March 31, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series 2003-A-2 Applicable Rate from the date hereof, payable semiannually, on the last day of each March and September in each year, commencing September 30, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) Series 2003A-2 Applicable Rate plus 2% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 31, 2003 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in
Section 6 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and


                                  EXHIBIT 1(b)
                          (to Note Purchase Agreement)

LIBBEY GLASS INC.                                        Note Purchase Agreement

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     Pursuant to Guaranty Agreements dated as of March 31, 2003, Libbey Inc., a Delaware corporation, and certain of its subsidiaries have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreements.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such State.

                                        LIBBEY GLASS INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    E-1(b)-2

                            FORM OF SERIES 2003B NOTE

                                LIBBEY GLASS INC.

           Floating Rate Senior Notes, Series 2003B, due March 31, 2010

No. [___________]                                                 March 31, 2003
U.S. $[_______________]                                          PPN 52989# AD 4

     FOR VALUE RECEIVED, the undersigned, LIBBEY GLASS INC. (herein called the "Company"), a Delaware corporation, hereby promises to pay to [____________], or registered assigns, the principal sum of [__________] DOLLARS on March 31, 2010, with interest (computed on the basis of a 360 day year and actual days elapsed) (a) on the principal amount from time to time remaining unpaid hereon at a floating rate equal to the Adjusted LIBOR Rate (as defined in the Note Purchase Agreement referred to below) from the date thereof until maturity, payable quarterly on the last day of each March, June, September and December in each year commencing on June 30, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Series B Premium Amount and LIBOR Breakage Amount (as defined in the Note Purchase Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Series B Default Rate (as defined in the Note Purchase Agreement).

     Payments of principal of, interest on and any Series B Premium Amount and any LIBOR Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of March 31, 2003 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in
Section 6 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and


                                  EXHIBIT 1(c)
                          (to Note Purchase Agreement)

LIBBEY GLASS INC.                                        Note Purchase Agreement

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     Pursuant to Guaranty Agreements dated as of March 31, 2003, Libbey Inc., a Delaware corporation, and certain of its subsidiaries have absolutely and unconditionally guaranteed payment in full of the principal of, Series B Premium Amount and LIBOR Breakage Amount, if any, and interest on this Note and the performance by the Company of all its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreements.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Series B Premium Amount and LIBOR Breakage Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such State.

                                        LIBBEY GLASS INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    E-l(c)-2

                           ACKNOWLEDGMENT AND CONSENT

To the institutional investors named in
Schedule I to the Amendments (as hereinafter described)

     This Acknowledgment and Consent (this "Acknowledgment and Consent"), dated as of December 29, 2005, is being delivered by each of the undersigned (each, a "Subsidiary Guarantor"), in respect of that certain Subsidiary Guaranty dated as of March 31, 2003 (the "Subsidiary Guaranty"), given in favor of the institutional investors referred to therein, and in connection with the transactions contemplated by this Waiver and Third Amendment to Parent Guaranty Agreement and Amendment to Note Purchase Agreement, effective as of even date herewith (the "Guaranty Amendment"), between Libbey Inc., a Delaware corporation (the "Guarantor"), the Company and the institutional investors party thereto, in respect of the original Parent Guaranty Agreement dated as of March 31, 2003 (as amended, modified or waived prior to the date hereof, the "Guaranty Agreement") between the Guarantor and the institutional investors party thereto relating to the original Note Purchase Agreement, dated as of March 31, 2003 between Libbey Glass Inc. and the institutional investors party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in this Agreement.

     By executing this Acknowledgment and Consent as of the date hereof, each Subsidiary Guarantor:

          (i) acknowledges receipt of a copy of, and hereby consents to the terms of, the Guaranty Amendment and the Note Agreement Amended;

          (ii) ratifies and confirms the Subsidiary Guaranty; and

          (iii) confirms that the Subsidiary Guaranty continues unimpaired and in full force effect.

             [Signature Pages for Acknowledgment and Consent Follow]

                                    EXHIBIT A
               (to Third Amendment to Parent Guaranty Agreement)

LIBBEY GLASS INC.                                        Note Purchase Agreement

     This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

     IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Acknowledgment and Consent to be executed as of the day and year first above written.

                                        THE DRUMMOND GLASS COMPANY
                                        SYRACUSE CHINA COMPANY
                                        WORLD TABLEWARE INC.
                                        LGA3 CORP.
                                        LGA4 CORP.
                                        LGFS INC.
                                        LGAC LLC
                                        LGC CORP.
                                        TRAEX COMPANY


                                        By
                                           -------------------------------------
                                        Its:
                                             -----------------------------------

                                     RELEASE

     THIS RELEASE, dated as of December 29,2005 (the "Release"), is made and delivered in favor of the Noteholders (as defined in the hereinafter described Amendment) pursuant to Section 5.4 of that certain Waiver and Third Amendment to Parent Guaranty Agreement and Amendment to Note Purchase Agreement, effective as of even date herewith (the "Amendment"), in respect of the Note Purchase Agreement dated as of March 31, 2003 (as amended, the "Note Purchase Agreement") between Libbey Glass, Inc., a Delaware corporation (the "Company"), and Libbey Inc., (the "Guarantor") and the institutional investors named therein and party thereto. Capitalized terms defined in the Note Purchase Agreement, as amended by the Amendment, and not otherwise defined herein are used herein with the meanings so defined.

     In consideration of the agreements by the Noteholders, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, each of the Company, the Guarantor and the Subsidiary Guarantors on behalf of itself and its successors, assigns and other legal representatives, hereby jointly and severally fully, unconditionally and irrevocably releases, discharges and covenants not to sue any of the Noteholders, or any of their respective past and present Affiliates, directors, officers, employees, shareholders, agents, representatives, accountants, attorneys, consultants, financial consultants, subsidiaries, their respective successors and assigns and each Person, if any, that controls any of them, from and with respect to any claims, counterclaims, damages, losses, liabilities, actions and suits of every nature, whether in law, at equity or otherwise, whether known or unknown or with respect to which the facts are known (or should have been known) or suspected (individually a "Claim" and collectively, the "Claims"), arising from, based upon or relating to the Amendment, the Note Purchase Agreement or the other Note Documents or any event which happened or action taken or omitted to be taken which arises from or relates to the Note Documents, but only to the extent such Claim arises from or is based upon or relates to events or actions taken or omitted to be taken on or prior to the date hereof.

     Each of the Company, the Guarantor and the Subsidiary Guarantor represents and warrants to each Noteholder that it has not made and will not purport to make, by operation of law or otherwise, any assignment or transfer of any Claim or any portion thereof.

     Each of the Company, the Guarantor and the Subsidiary Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

     EACH OF THE COMPANY, THE GUARANTOR AND THE SUBSIDIARY GUARANTOR EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIM.

     This instrument is a Note Document.

                                    EXHIBIT B
                (to Third Amendment to Parent Guaranty Agreement)

LIBBEY GLASS INC.                                        Note Purchase Agreement

     Each of the undersigned has caused this Release to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                        LIBBEY GLASS INC.


                                        By
                                           -------------------------------------
                                        Its:
                                             -----------------------------------


                                        LIBBEY INC.


                                        By
                                           -------------------------------------
                                        Its:
                                             -----------------------------------


                                        THE DRUMMOND GLASS COMPANY
                                        SYRACUSE CHINA COMPANY
                                        WORLD TABLEWARE INC.
                                        LGA3 CORP.
                                        LGA4 CORP.
                                        LGFS INC.
                                        LGAC LLC
                                        LGC CORP.
                                        TRAEX COMPANY


                                        By
                                           -------------------------------------
                                        Its:
                                             -----------------------------------

                            SCHEDULE OF REAL PROPERTY

      LOCATION                              DESCRIPTION
      --------                              -----------
940 Ash Street         Glass Manufacturing Facility, Warehouse and
Toledo, OH 43611       Distribution Center

4302 Jewella Road      Glass Manufacturing Facility, Warehouse and
Shreveport, LA 71109   Distribution Center

2801 Court Street      Ceramic Dinnerware Manufacturing Plant, Warehouse and
Syracuse, NY 13208     Distribution Center

                                   SCHEDULE 1
                (to Third Amendment to Parent Guaranty Agreement)